UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	December 31, 2013

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 108.1%
£12,699	Alba PLC, 0.785%, 12/15/38, CMO (l)	$17,326,147
	American Home Mortgage Assets Trust, CMO,
$4,547	0.435%, 11/25/35 (l)	3,715,033
12,200	0.455%, 8/25/37 (l)	4,485,347
14,048	6.25%, 6/25/37 (i)	8,919,543
	American Home Mortgage Investment Trust, CMO (l),
9,655	0.465%, 9/25/45 (i)	8,849,611
9,739	1.065%, 2/25/44	2,529,287
	Banc of America Alternative Loan Trust, CMO,
290	0.565%, 5/25/35 (l)	222,672
775	6.00%, 6/25/37	586,303
309	6.00%, 6/25/46	256,528
	Banc of America Funding Corp., CMO (l),
10,469	zero coupon, 6/26/35 (a)(d)	9,110,880
15,300	zero coupon, 7/26/36 (a)(d)	9,572,840
31,618	0.377%, 4/20/47 (i)	24,457,305
4,612	0.617%, 2/20/35	1,256,293
492	2.724%, 1/20/47	397,993
4,339	2.85%, 3/20/36	3,689,497
743	2.89%, 1/25/35	397,877
	Banc of America Mortgage Trust, CMO (l),
466	2.622%, 10/20/46	291,603
1,957	2.884%, 1/25/36	1,774,739
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16 (i)	13,775,034
38,264	5.633%, 2/17/51 (l)	39,032,818
€3,803	Bancaja 8 Fondo de Titulizacion de Activos, 0.332%, 10/25/37, CMO (l)	4,640,956
	BCAP LLC Trust, CMO (a)(d),
$7,018	2.348%, 7/26/45 (l)	5,761,971
9,500	2.434%, 11/26/35 (l)	7,476,082
14,093	2.77%, 5/26/36 (l)	9,897,084
8,320	3.485%, 8/26/37 (l)	4,980,748
26,498	4.761%, 4/26/37 (l)	14,598,617
8,051	4.99%, 3/26/35 (l)	6,951,106
6,232	5.108%, 6/26/47 (l)	5,136,907
6,052	5.16%, 10/26/35 (l)	5,400,579
4,770	5.476%, 7/26/35 (l)	4,143,661
12,405	5.50%, 12/26/35	10,169,641
11,453	Bear Stearns ALT-A Trust, 0.365%, 2/25/34, CMO (i)(l)	7,604,223
€28,969	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.452%, 11/13/47, CMO (l)	34,391,292
10,495	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.467%, 4/10/48, CMO (l)	12,076,511
8,319	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.537%, 12/14/48, CMO (l)	9,446,874
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.49%, 3/18/49, CMO (l)	5,896,515
$5,534	Chase Mortgage Finance Trust, 2.994%, 3/25/37, CMO (i)(l)	4,740,409
	Citigroup Mortgage Loan Trust, Inc., CMO (l),
1,599	2.50%, 3/25/36	1,470,535
9,652	2.845%, 9/25/37 (i)	7,973,377
	Countrywide Alternative Loan Trust, CMO,
26,631	0.355%, 9/25/46 (i)(l)	18,674,699
27,013	0.766%, 12/25/35, IO	526,191
31,965	0.895%, 11/25/35 (i)(l)	26,631,347
14,271	0.978%, 11/25/46 (i)(l)	9,269,315
21,901	1.572%, 12/25/35, IO	1,453,688
247	4.741%, 6/25/47 (l)	194,461
509	5.50%, 2/25/20	507,527
4,854	5.50%, 7/25/35 (i)	4,441,166
1,491	5.50%, 11/25/35	1,288,490
17,549	5.50%, 12/25/35 (i)	14,605,856
320	5.50%, 1/25/36	293,974
4,797	5.50%, 4/25/37	3,595,901
473	5.75%, 1/25/36	416,015
16,492	5.75%, 1/25/37 (i)	13,423,967
5,432	5.75%, 4/25/37 (i)	4,817,208
806	6.00%, 6/25/36	693,550
868	6.00%, 11/25/36	717,591
344	6.00%, 12/25/36	259,822
4,272	6.00%, 1/25/37 (i)	3,459,684
1,466	6.00%, 2/25/37	1,101,729
11,547	6.00%, 4/25/37 (i)	8,308,958
11,120	6.00%, 5/25/37 (i)	8,649,299
4,699	6.00%, 7/25/37 (i)	4,215,853
20,175	6.985%, 7/25/36, IO (l)	4,952,328
2,156	38.012%, 5/25/37 (b)(l)	3,607,689

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
$386	0.465%, 3/25/35 (l)	$348,122
4,093	0.505%, 3/25/36 (l)	2,215,539
133	5.00%, 11/25/35	122,992
18,677	5.279%, 6/25/47 (i)(l)	17,256,618
342	5.50%, 12/25/34	295,264
161	5.50%, 11/25/35	151,550
654	6.00%, 7/25/37	571,637
8	6.00%, 8/25/37	7,517
9,151	6.00%, 8/25/37 (i)	8,228,880
485	6.00%, 1/25/38	428,527
	Credit Suisse Mortgage Capital Certificates,
3,000	1.387%, 10/15/21, CMO (a)(d)(l)	2,963,864
11,208	2.415%, 7/26/49, CMO (a)(d)(l)	7,635,147
27,326	3.132%, 4/26/35, CMO (a)(d)(l)	22,030,825
84,028	4.667%, 2/27/47, CMO (a)(d)(i)(l)	59,365,306
13,966	4.784%, 7/26/37, CMO (a)(d)(i)(l)	8,010,718
12,950	5.465%, 2/15/39, CMO (i)(l)	13,774,391
10,000	5.692%, 4/16/49, CMO (a)(d)(i)(l)	10,770,255
12,984	5.896%, 4/25/36, CMO (i)	11,377,400
17,030	6.50%, 7/26/36, CMO (i)	8,984,285
22,478	7.00%, 8/26/36, CMO (a)(d)	8,991,085
5,126	7.00%, 8/27/36, CMO (a)(d)	3,519,470
7,425	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.50%, 10/25/21, CMO (i)	6,265,990
	Debussy DTC 1, CMO (a)(d),
£18,250	5.93%, 7/12/25	30,674,248
5,000	8.25%, 7/12/25	7,824,820
$2,319	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21, CMO	2,021,519
	Diversity Funding Ltd., CMO (l),
£7,754	1.518%, 2/10/46	11,876,132
1,310	1.868%, 2/10/46	1,336,447
1,193	2.368%, 2/10/46	827,758
1,170	2.868%, 2/10/46	315,712
702	4.118%, 2/10/46	92,618
234	4.618%, 2/10/46 (e)	20,944
247	4.718%, 2/10/46 (e)	17,762
€31,715	Emerald Mortgages No. 4 PLC, 0.339%, 7/15/48, CMO (l)	35,608,350
$8,325	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	8,364,785
	First Horizon Alternative Mortgage Securities Trust, CMO (l),
12,390	2.238%, 8/25/35	2,713,116
2,618	6.935%, 11/25/36, IO (b)	594,302
1,184	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37, CMO	991,935
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO (i)	8,107,690
5,435	Greenpoint Mortgage Funding Trust, 0.365%, 12/25/46, CMO (l)	2,589,084
	GSR Mortgage Loan Trust, CMO (l),
398	2.787%, 11/25/35	364,730
1,807	6.50%, 8/25/36	1,508,202
	Harborview Mortgage Loan Trust, CMO (l),
26	0.356%, 1/19/38	21,390
27,154	0.406%, 3/19/36 (i)	19,991,526
13,121	0.416%, 1/19/36 (i)	8,780,417
15,933	0.817%, 6/20/35 (i)	8,664,854
3,618	1.067%, 6/20/35	776,107
528	Impac CMB Trust, 0.885%, 10/25/34, CMO (l)	451,859
28	Impac Secured Assets Trust, 0.275%, 5/25/37, CMO (l)	18,178
8,656	IndyMac IMSC Mortgage Loan Trust, 2.732%, 6/25/37, CMO (i)(l)	6,481,950
143	IndyMac INDA Mortgage Loan Trust, 5.251%, 3/25/37, CMO (l)	130,062
	IndyMac Index Mortgage Loan Trust, CMO (l),
7,161	0.365%, 11/25/46 (i)	4,060,383
4,700	0.415%, 2/25/37	2,407,387
629	0.465%, 7/25/36	503,861
721	2.482%, 2/25/35	617,168
	JPMorgan Alternative Loan Trust, CMO (i),
51,880	0.365%, 6/25/37 (l)	28,212,220
12,686	5.85%, 11/25/36 (l)	11,765,567
10,000	5.96%, 12/25/36	8,377,950
5,000	6.31%, 8/25/36	3,665,585
74,736	JPMorgan Chase Commercial Mortgage Securities Corp., 2.013%, 6/15/45, CMO, IO (i)(l)	7,357,919
	JPMorgan Mortgage Trust, CMO (l),
10,306	2.73%, 6/25/37 (i)	9,121,088
8,555	5.218%, 4/25/37 (i)	7,896,774
2,407	5.588%, 10/25/36	2,222,704
7,988	KGS Alpha SBA, 1.055%, 4/25/38, CMO (a)(b)(d)(f)(j) (acquisition cost - $435,052; purchased 10/18/12)	388,927
	Lavendar Trust, CMO (a)(d),
7,314	5.50%, 9/26/35	5,337,271
17,535	6.00%, 11/26/36	11,856,320
10,913	LB Commercial Mortgage Trust, 5.884%, 7/15/44, CMO (i)(l)	12,136,200
	LB-UBS Commercial Mortgage Trust, CMO (i)(l),
217,034	0.13%, 2/15/40, IO (a)(d)	3,415,905
7,751	5.452%, 9/15/39	8,291,214

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

	Lehman Mortgage Trust, CMO,
$192	5.50%, 11/25/35	$182,722
2,173	6.00%, 8/25/36	1,901,187
1,459	6.00%, 9/25/36	1,185,290
9,566	6.50%, 9/25/37 (i)	7,849,836
46,186	7.25%, 9/25/37 (i)	23,980,586
	Lehman XS Trust, CMO (l),
33,829	0.445%, 7/25/37	7,296,172
4,996	0.665%, 7/25/47	752,179
	MASTR Adjustable Rate Mortgages Trust, CMO (l),
30,918	0.365%, 5/25/47 (i)	21,849,376
5,931	0.505%, 5/25/47	1,685,047
	MASTR Alternative Loans Trust, CMO (l),
27,470	0.515%, 3/25/36 (i)	6,204,386
35,107	0.565%, 3/25/36	7,997,613
568	MASTR Asset Securitization Trust, 5.292%, 11/25/33, CMO (a)(d)(l)	144,957
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
11,082	2.609%, 1/26/35 (l)	10,269,925
6,285	2.609%, 2/26/37 (l)	4,774,024
26,634	2.719%, 7/26/35 (l)	17,454,211
4,998	5.255%, 9/26/35 (l)	3,982,808
7,969	6.00%, 4/26/36	4,400,856
	Newgate Funding, CMO (l),
£2,200	0.725%, 12/15/50	2,842,065
€2,750	1.527%, 12/15/50	3,226,284
£4,150	1.775%, 12/15/50	5,896,341
€5,250	1.777%, 12/15/50	6,022,765
	Nomura Asset Acceptance Corp., CMO,
$973	5.82%, 3/25/47	974,313
15,888	6.138%, 3/25/47 (i)	15,908,583
30,294	6.347%, 3/25/47 (i)	30,329,324
1,041	NovaStar Mortgage-Backed Notes, 0.355%, 9/25/46, CMO (l)	878,400
	RBSSP Resecuritization Trust, CMO (a)(d),
20,150	2.258%, 7/26/45 (l)	18,616,557
10,001	2.70%, 2/26/36 (i)(l)	4,070,308
13,541	2.705%, 5/26/37 (l)	10,229,671
18,084	5.675%, 11/21/35 (i)(l)	11,484,712
9,374	6.00%, 3/26/36	6,751,681
30,894	6.054%, 11/26/35 (i)(l)	19,720,523
	Residential Accredit Loans, Inc., CMO,
14,282	0.345%, 7/25/36 (i)(l)	9,126,191
30,825	0.355%, 5/25/37 (i)(l)	25,486,362
12,217	1.143%, 1/25/46 (i)(l)	8,625,777
1,761	4.281%, 1/25/36 (l)	1,368,395
1,659	6.00%, 8/25/35	1,451,694
3,862	6.00%, 6/25/36	3,003,358
8,935	6.00%, 8/25/36 (i)	6,801,898
21,028	7.00%, 10/25/37 (i)	16,519,457
	Residential Asset Securitization Trust, CMO,
1,879	5.50%, 7/25/35	1,714,005
5,324	6.25%, 8/25/37	2,935,291
	Residential Funding Mortgage Securities I, CMO,
506	5.85%, 11/25/35	475,717
6,718	5.921%, 8/25/36 (i)(l)	6,121,632
3,833	6.00%, 4/25/37	3,359,589
	Sequoia Mortgage Trust, CMO (l),
2,377	0.537%, 7/20/36	1,486,962
1,436	1.367%, 10/20/27	1,186,409
£2,722	Southern Pacific Securities PLC, 4.023%, 12/10/42, CMO (l)	4,137,147
	Structured Adjustable Rate Mortgage Loan Trust, CMO (l),
$14,918	zero coupon, 2/25/37 (i)	10,115,145
1,927	5.054%, 7/25/35	1,709,712
6,135	5.421%, 8/25/36 (i)	3,954,188
5,070	8.263%, 4/25/47 (i)	3,886,685
	Structured Asset Mortgage Investments II Trust, CMO (l),
3,951	0.335%, 3/25/37	1,142,173
30,111	0.355%, 7/25/46 (i)	24,965,741
	Suntrust Alternative Loan Trust, CMO (l),
27,064	0.515%, 4/25/36 (i)	9,256,847
7,315	6.985%, 4/25/36, IO	2,228,327
	TBW Mortgage-Backed Trust, CMO (i),
15,205	5.80%, 3/25/37	8,068,332
14,092	6.12%, 3/25/37	7,473,774
28,858	6.50%, 7/25/36	14,838,646
	WaMu Mortgage Pass-Through Certificates, CMO (l),
491	0.608%, 6/25/44	451,381
19,645	0.889%, 6/25/47 (i)	7,033,607
37,003	0.955%, 7/25/47 (i)	32,191,119
857	1.019%, 10/25/46	684,083
3,269	1.119%, 7/25/46	2,706,248
102	1.143%, 2/25/46	96,576
1,546	2.213%, 7/25/47	1,120,726

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

$9,585	4.53%, 3/25/37 (i)	$8,554,575
668	4.733%, 2/25/37	618,966
	Washington Mutual Mortgage Pass-Through Certificates, CMO (i),
20,846	0.405%, 1/25/47 (l)	12,392,150
8,288	6.00%, 4/25/37	6,996,680
1,184	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37, CMO	1,065,933
28,600	Wells Fargo Mortgage Loan Trust, 5.573%, 4/27/36, CMO (a)(d)(l)	26,901,233
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,144	2.625%, 10/25/35 (l)	1,120,409
709	6.00%, 7/25/36	687,919
1,502	6.00%, 9/25/36	1,434,238
452	6.00%, 4/25/37	428,411
1,091	6.00%, 6/25/37	1,049,458
2,313	6.00%, 8/25/37	2,198,954
Total Mortgage-Backed Securities (cost-$1,265,887,515)		1,479,661,890

CORPORATE BONDS & NOTES - 36.7%

Auto Components - 0.7%
7,983	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (i)	8,002,958
1,950	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(b)(d)(i)(j) (acquisition cost - $1,950,000; purchased 10/29/13)	2,062,125
		10,065,083
Banking - 11.7%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(i)	9,725,625
12,500	Banco do Brasil S.A., 3.875%, 10/10/22 (i)	10,906,250
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (i)	24,689,240
$10,700	Credit Suisse AG, 6.50%, 8/8/23 (a)(b)(d)(i)(j) (acquisition cost - $10,700,000; purchased 8/1/13)	11,408,875
	Eksportfinans ASA,
700	2.00%, 9/15/15 (i)	691,250
1,700	5.50%, 5/25/16	1,797,750
1,900	5.50%, 6/26/17 (i)	2,010,675
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(i)	6,571,590
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	23,056,515
$36,500	Morgan Stanley, 7.30%, 5/13/19 (i)	44,353,048
	Royal Bank of Scotland NV (i)(l),
5,000	0.942%, 3/9/15	4,945,750
€5,446	0.99%, 6/8/15	7,385,597
7,900	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (i)	12,374,257
		159,916,422
Building Materials - 0.2%
	Corporacion GEO S.A.B. de C.V. (a)(d)(e),
$300	8.875%, 3/27/22	45,000
10,530	9.25%, 6/30/20	1,579,500
5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a)(d)(e)	612,500
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a)(d)(e)	750,000
		2,987,000
Chemicals - 2.1%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(i)	28,610,475

Coal - 0.5%
	Mongolian Mining Corp.,
5,900	8.875%, 3/29/17 (a)(d)	4,690,500
2,900	8.875%, 3/29/17	2,305,500
		6,996,000
Diversified Financial Services - 7.2%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(i)	10,900,500
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(i)	10,128,000
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.285%, 4/8/16 (l)	1,189,348
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (i)	36,875,072
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (g)	11,193,010
4,181	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(i)(j) (acquisition cost - $4,223,740; purchased 5/16/13 - 5/17/13)	4,160,095
5,000	SLM Corp., 6.00%, 1/25/17 (i)	5,431,250
	Springleaf Finance Corp. (i),
2,300	6.50%, 9/15/17	2,472,500
5,400	6.90%, 12/15/17	5,929,200
1,417	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(j) (acquisition cost - $1,417,000; purchased 7/30/13)	1,452,425
54,547	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(j) (acquisition cost - $9,676,435; purchased 11/20/12 - 7/26/13)	9,460,987
		99,192,387

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

Electric Utilities - 0.6%
$5,000	Edison Mission Energy, 7.00%, 5/15/17 (e)	$3,812,500
	Energy Future Intermediate Holding Co. LLC (i),
3,100	6.875%, 8/15/17 (a)(d)	3,224,000
1,700	10.00%, 12/1/20	1,814,750
		8,851,250
Engineering & Construction - 0.9%
11,966	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (i)	12,235,536

Food & Beverage - 0.8%
2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a)(d)(i)	2,501,250
3,187	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(i)(j) (acquisition cost - $3,234,503; purchased 7/23/13 - 7/24/13)	3,362,285
5,000	Minerva Luxembourg S.A., 7.75%, 1/31/23 (a)(d)(i)	4,975,000
		10,838,535
Household Products/Wares - 1.8%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (i)	7,968,330
	Reynolds Group Issuer, Inc. (i),
6,000	6.875%, 2/15/21	6,495,000
9,000	7.875%, 8/15/19	9,990,000
		24,453,330
Lodging - 0.4%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(e)(j) (acquisition cost - $4,320,000; purchased 6/28/12)	4,860,000

Media - 0.6%
7,800	Radio One, Inc., 12.50%, 5/24/16 (i)	7,839,000

Metal Fabricate/Hardware - 0.3%
4,000	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(b)(d)(j) (acquisition cost - $4,000,000; purchased 11/26/13)	4,230,000

Oil & Gas - 1.4%
5,000	Afren PLC, 10.25%, 4/8/19 (i)	5,800,000
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (i)	5,281,250
3,074	Ecopetrol S.A., 7.375%, 9/18/43	3,339,901
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(e)(i)	1,419,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (i)	3,622,500
		19,463,151
Paper & Forest Products - 0.4%
6,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (i)	6,195,000

Pipelines - 1.6%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(i)	13,674,000
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(i)	8,108,550
		21,782,550
Retail - 3.0%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18	3,519,722
500	Enterprise Inns PLC, 6.50%, 12/6/18	863,164
3,557	Punch Taverns Finance PLC, 6.82%, 7/15/20 (i)	6,229,601
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (l)	18,715,380
6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	11,739,029
		41,066,896
Software - 0.4%
$5,000	First Data Corp., 7.375%, 6/15/19 (a)(d)(i)	5,350,000

Telecommunications - 1.5%
13,162	GCI, Inc., 6.75%, 6/1/21 (i)	12,668,425
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (i)	7,329,840
		19,998,265
Transportation - 0.6%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(i)	6,435,000
2,850	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(i)	1,824,000
		8,259,000
Total Corporate Bonds & Notes (cost-$470,387,504)		503,189,880

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

ASSET-BACKED SECURITIES - 25.8%
$2,508	Asset Backed Funding Certificates, 1.215%, 3/25/34 (l)	$1,982,367
	Bear Stearns Asset-Backed Securities Trust (l),
8,346	0.715%, 6/25/36	6,798,359
527	2.519%, 10/25/36	341,310
2,828	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (i)(l)	1,768,252
	Citigroup Mortgage Loan Trust, Inc.,
3,605	5.703%, 3/25/36	2,419,925
618	5.852%, 5/25/36	393,247
	Conseco Finance Securitizations Corp. (i),
10,308	7.96%, 5/1/31	8,443,723
17,582	7.97%, 5/1/32	12,586,985
30,555	8.20%, 5/1/31	26,132,479
9,740	9.163%, 3/1/33 (l)	9,032,730
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (i)(l)	7,239,638
	Countrywide Asset-Backed Certificates,
16,650	0.335%, 6/25/47 (i)(l)	13,705,597
6,121	0.365%, 4/25/36 (l)	5,403,003
39,844	0.425%, 1/25/46 (l)	689,417
2,500	0.585%, 6/25/36 (l)	597,784
10,000	0.685%, 5/25/36 (l)	1,026,715
35	0.965%, 3/25/33 (l)	31,962
2,405	1.545%, 12/25/32 (l)	2,054,968
1,070	4.915%, 2/25/36 (l)	1,040,408
2,553	5.348%, 7/25/36 (l)	2,510,540
3,598	5.505%, 4/25/36 (l)	3,553,992
3,840	5.588%, 8/25/36 (l)	3,747,264
4,009	5.657%, 3/25/34 (l)	5,074,589
530	5.859%, 10/25/46	362,092
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.606%, 10/25/36 (a)(d)(i)	9,317,354
11,766	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (i)	10,256,093
	EMC Mortgage Loan Trust (a)(d)(l),
242	0.615%, 12/25/42	225,967
12,286	0.635%, 4/25/42 (i)	10,867,022
2,813	2.415%, 4/25/42	1,471,255
10,137	GMACM Home Equity Loan Trust, 6.249%, 12/25/37 (i)	9,878,974
4,076	GSAA Trust, 6.205%, 3/25/46	3,884,549
1,846	Home Equity Mortgage Loan Asset-Backed Trust, 7.397%, 12/25/31	905,016
32,919	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(f)	32,562,086
11,350	Lehman XS Trust, 5.91%, 6/24/46 (i)	9,709,707
272	Long Beach Mortgage Loan Trust, 1.215%, 2/25/34 (l)	252,847
27,060	Morgan Stanley Home Equity Loan Trust, 0.395%, 4/25/37 (i)(l)	16,222,088
	Oakwood Mortgage Investors, Inc.,
9,430	5.92%, 9/15/17 (l)	4,269,739
5,755	6.61%, 2/15/21 (l)	2,870,139
25,672	7.40%, 7/15/30 (l)	18,126,715
7,476	7.405%, 12/15/30 (l)	4,129,789
5,821	7.84%, 11/15/29 (i)(l)	5,692,859
2,245	8.49%, 10/15/30	427,386
	Popular ABS Mortgage Pass-Through Trust,
3,663	ABS, 1.415%, 8/25/35 (l)	2,032,046
8,422	4.812%, 7/25/35 (i)	7,296,443
37	Renaissance Home Equity Loan Trust, 0.665%, 12/25/33 (l)	36,269
11,872	Residential Asset Mortgage Products, Inc., 1.14%, 4/25/34 (i)(l)	9,623,601
	Residential Asset Securities Corp. (l),
8,604	0.325%, 6/25/36 (i)	8,057,876
11,000	0.405%, 8/25/36	5,825,864
7,832	Sorin Real Estate CDO IV Ltd., 0.768%, 10/28/46 (a)(d)(l)	2,975,970
	Soundview Home Equity Loan Trust,
10,206	0.445%, 6/25/37 (l)	5,629,057
2,254	5.588%, 10/25/36	1,856,502
	South Coast Funding VII Ltd. (a)(d)(l),
192,529	0.503%, 1/6/41, CDO	45,013,297
5,828	0.503%, 1/6/41, CDO (b)(j) (acquisition cost - $1,151,095; purchased 11/8/12)	1,362,663
8,405	Structured Asset Securities Corp., 6.165%, 5/25/32 (l)	4,005,064
1,647	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (l)	1,805,226
Total Asset-Backed Securities (cost-$327,364,224)		353,526,809

U.S. TREASURY OBLIGATIONS - 2.8%
	U.S. Treasury Notes,
16,832	0.25%, 5/31/14 (h)	16,842,857
5,100	0.25%, 10/31/14	5,104,784
14,900	0.25%, 1/15/15	14,913,380
800	0.375%, 11/15/14	801,578
Total U.S. Treasury Obligations (cost-$37,654,168)		37,662,599

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

U.S. GOVERNMENT AGENCY SECURITIES (l)- 2.7%
	Fannie Mae, CMO,
$17,383	5.755%, 7/25/41, IO	$2,102,254
25,605	5.905%, 10/25/40, IO	3,162,471
886	6.185%, 12/25/37, IO	116,799
55,374	6.275%, 3/25/37 - 4/25/37, IO	7,601,748
573	6.335%, 2/25/37, IO	80,008
1,787	6.355%, 9/25/37, IO	286,737
53,585	6.395%, 6/25/41, IO	7,479,927
482	6.485%, 11/25/36, IO	70,933
1,542	6.555%, 6/25/37, IO	291,961
5,232	6.585%, 10/25/35, IO	895,865
4,389	6.605%, 5/25/37, IO	702,212
5,088	6.815%, 3/25/38, IO	997,386
3,650	6.835%, 2/25/38, IO	570,126
3,493	6.935%, 6/25/23, IO	666,963
5,985	12.005%, 1/25/41 (b)	6,992,829
	Freddie Mac, CMO,
721	6.243%, 5/15/37, IO	94,345
6,171	6.303%, 7/15/36, IO	875,046
2,416	6.413%, 9/15/36, IO	416,657
5,732	6.533%, 4/15/36, IO	808,602
3,945	7.613%, 9/15/36, IO	868,922
602	14.055%, 9/15/41 (b)	692,359
537	16.458%, 9/15/34 (b)	675,934
Total U.S. Government Agency Securities (cost-$47,486,263)		36,450,084

SENIOR LOANS - 2.3%
Auto Components - 0.0%
200	Keystone Automotive Operations, Inc., 7.00%, 8/13/19 (a)(b)(c)(j) (acquisition cost - $196,508; purchased 8/8/13)	200,622

Diversified Financial Services - 0.4%
5,800	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a)(c)	5,879,750

Food & Beverage - 0.2%
2,764	Candy Intermediate Holdings, Inc., 7.50%, 6/18/18, Term B (a)(c)	2,623,562

Hotels/Gaming - 1.0%
12,667	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(j) (acquisition cost - $12,666,667; purchased 5/30/12 - 7/10/12)	13,996,667

Plumbing & HVAC Equipment - 0.7%
9,450	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (a)(b)(d)(f)(j) (acquisition cost - $9,261,000; purchased 10/30/13)	9,267,314
Total Senior Loans (cost-$30,529,616)		31,967,915

Shares
CONVERTIBLE PREFERRED STOCK - 0.9%
Aerospace & Defense - 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	4,582,900

Electric Utilities - 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,021,896
Total Convertible Preferred Stock (cost-$11,480,278)		12,604,796

PREFERRED STOCK - 0.3%
Banking - 0.3%
36,000	AgriBank FCB, 6.875%, 1/1/24 (a)(b)(d)(g)(j)(k) (acquisition cost - $3,600,000; purchased 10/29/13) (cost-$3,600,000)	3,553,877

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 7.2%
U.S. Treasury Obligations - 6.6%
$22,566	U.S. Treasury Bills, 0.089%-0.137%, 2/6/14-11/13/14 (h)(m)	22,561,141
	U.S. Treasury Notes,
4,422	0.25%, 1/31/14 (h)	4,422,951
21,100	0.25%, 6/30/14 (h)(i)	21,117,724
22,854	0.25%, 8/31/14	22,874,980
9,134	0.25%, 9/15/14	9,142,385
500	0.25%, 9/30/14	500,439
200	0.25%, 11/30/14	200,191

Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2013 (unaudited)

$6,020	0.50%, 10/15/14	$6,037,404
3,000	0.625%, 7/15/14	3,008,556
Total U.S. Treasury Obligations (cost-$89,855,145)		89,865,771

Repurchase Agreements - 0.5%
2,400	Banc of America Securities LLC, dated 12/31/13, 0.01%, due 1/2/14, proceeds $2,400,001; collateralized by U.S. Treasury Notes, 0.375%, due 1/15/16, valued at $2,452,479 including accrued interest	2,400,000
4,600	RBC Capital Markets LLC, dated 12/31/13, 0.01%, due 1/2/14, proceeds $4,600,003; collateralized by U.S. Treasury Notes, 4.125%, due 5/15/15, valued at $4,695,488 including accrued interest	4,600,000
Total Repurchase Agreements (cost-$7,000,000)		7,000,000

U.S. Government Agency Securities - 0.1%
1,894	Freddie Mac Discount Notes, 0.101%, 7/1/14 (m) (cost-$1,893,053)	1,893,242
Total Short-Term Investments (cost-$98,748,198)		98,759,013

Total Investments (cost-$2,293,137,766) (n)-186.8%		2,557,376,863
Liabilities in excess of other assets-(86.8)%		(1,188,049,402)
Net Assets-100.0%		$1,369,327,461

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $777,397,568, representing 56.8% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $42,218,327, representing 3.1% of net assets.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $66,832,000. The aggregate value is $69,766,862, representing 5.1% of net assets.

(k)	Dividend rate is fixed until the first call date and variable thereafter.

(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(m)	Rates reflect the effective yields at purchase date.

(n)

At December 31, 2013, the cost basis of portfolio securities of $2,293,137,766 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $322,146,618; gross unrealized depreciation was $57,907,521; and net unrealized appreciation was $264,239,097.

(o)	Credit default swap agreements outstanding at December 31, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)		Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Appreciation
Credit Suisse First Boston:
Markit ABX.HE AA 06-2	$32,737		†	5/25/46	0.17%	$(28,615,777)	$(29,095,252)	$479,475
Goldman Sachs:
Markit ABX.HE A 06-1	13,819		†	7/25/45	0.54%	(11,612,654)	(12,040,841)	428,187
						$(40,228,431)	$(41,136,093)	$907,662

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at December 31, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Credit Suisse First Boston (CME)	$134,000	6/20/22	4.00%	3-Month USD-LIBOR	$(12,532,465)	$13,684,001
Credit Suisse First Boston (CME)	133,000	12/18/23	3-Month USD-LIBOR	3.00%	(887,200)	(1,020,200)
Credit Suisse First Boston (CME)	102,200	3/20/43	2.75%	3-Month USD-LIBOR	21,481,983	19,433,804
					$8,062,318	$32,097,605

(q)	Forward foreign currency contracts outstanding at December 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
72,799,090 British Pound settling 1/2/14	Barclays Bank	$118,516,919	$120,551,647	$2,034,728
712,000 British Pound settling 2/4/14	Credit Suisse First Boston	1,177,196	1,178,786	1,590
112,639,520 Euro settling 1/2/14	BNP Paribas	154,879,340	154,958,117	78,777
910,000 Euro settling 2/4/14	Deutsche Bank	1,243,772	1,251,868	8,096
Sold:
72,799,090 British Pound settling 2/4/14	Barclays Bank	118,489,838	120,526,011	(2,036,173)
1,693,828 British Pound settling 1/2/14	Citigroup	2,751,340	2,804,895	(53,555)
608,488 British Pound settling 2/4/14	Citigroup	994,000	1,007,411	(13,411)
69,183,262 British Pound settling 1/2/14	Credit Suisse First Boston	112,038,280	114,564,016	(2,525,736)
1,922,000 British Pound settling 1/2/14	HSBC Bank	3,145,590	3,182,736	(37,146)
640,107 Euro settling 1/2/14	Barclays Bank	866,000	880,595	(14,595)
112,639,520 Euro settling 2/4/14	BNP Paribas	154,875,961	154,955,824	(79,863)
106,534 Euro settling 1/2/14	Citigroup	144,000	146,559	(2,559)
831,148 Euro settling 2/4/14	Citigroup	1,136,000	1,143,392	(7,392)
111,892,879 Euro settling 1/2/14	JPMorgan Chase	150,570,428	153,930,963	(3,360,535)
				$(6,007,774)

(r)

At December 31, 2013, the Fund held $710,000 in cash as collateral and pledged cash collateral of $5,754,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. As part of the cash collateral held, $223,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(s)	Open reverse repurchase agreements at December 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.32%	12/2/13	1/7/14	$6,298,151	$6,291,000
	1.32	12/17/13	1/17/14	17,597,318	17,587,000
Barclays Bank	0.40	11/5/13	2/5/14	7,172,619	7,168,000
	0.50	10/8/13	1/7/14	3,426,087	3,422,000
	0.50	11/21/13	2/13/14	2,118,235	2,117,000
	0.55	9/4/13	9/3/15	5,631,305	5,621,000
	0.60	9/20/13	1/16/14	6,175,029	6,164,466
	0.65	10/8/13	1/7/14	25,263,167	25,224,000
	0.65	11/5/13	2/5/14	8,813,220	8,804,000
	0.65	11/21/13	2/13/14	2,512,904	2,511,000
	0.65	11/26/13	2/13/14	11,865,456	11,857,000
	0.65	12/18/13	3/14/14	39,083,582	39,073,000
	0.65	12/20/13	3/19/14	42,458,964	42,449,000
	0.96	10/17/13	1/21/14	10,400,312	10,379,000
	1.24	10/24/13	1/24/14	41,145,969	41,047,000
	1.42	10/15/13	1/16/14	4,555,564	4,541,429
	1.49	10/16/13	1/15/14	22,421,150	22,349,000
	1.49	10/24/13	1/24/14	8,302,986	8,279,000
	1.49	10/31/13	1/30/14	3,095,049	3,087,000
	1.49	12/5/13	3/5/14	11,283,061	11,270,000
	1.49	12/23/13	3/20/14	18,445,631	18,438,000
	1.50	12/24/13	3/24/14	12,197,572	12,193,000
BNP Paribas	1.254	12/12/13	3/11/14	8,674,341	8,668,000
Citigroup	0.92	12/17/13	1/16/14	6,520,665	6,518,000
	0.99	10/21/13	1/22/14	6,168,358	6,156,000
Credit Suisse First Boston	0.45	12/16/13	2/18/14	20,669,391	20,665,000
	1.60	11/18/13	1/17/14	9,757,476	9,738,000
	1.60	11/25/13	1/24/14	3,896,570	3,890,000
	1.60	11/27/13	1/27/14	18,014,778	17,986,000
	1.60	12/9/13	2/7/14	31,710,789	31,677,000
	1.60	12/10/13	2/7/14	11,723,284	11,711,000
	1.60	12/16/13	2/18/14	94,090,037	94,019,000
Deutsche Bank	0.59	10/7/13	1/7/14	21,805,046	21,774,000
	0.59	11/1/13	1/7/14	978,994	978,000
	0.59	12/19/13	1/15/14	10,127,323	10,125,000
	0.59	12/23/13	3/20/14	19,390,177	19,387,000
JPMorgan Chase	1.37	12/18/13	1/14/14	7,904,510	7,900,000
Morgan Stanley	1.10	10/15/13	1/15/14	11,930,730	11,902,000
	1.15	10/15/13	1/15/14	7,042,728	7,025,000
Royal Bank of Canada	0.45	12/17/13	3/14/14	9,395,879	9,394,000
	0.45	12/31/13	3/14/14	21,130,000	21,130,000
	0.47	10/16/13	1/3/14	20,935,297	20,914,000
	1.24	10/8/13	1/7/14	36,471,717	36,363,999
	1.24	10/29/13	1/28/14	14,747,945	14,715,000
	1.24	11/4/13	2/4/14	15,415,264	15,384,000
	1.24	11/12/13	2/11/14	65,893,550	65,778,000
	1.24	11/25/13	2/25/14	15,921,813	15,901,000
	1.24	12/11/13	3/10/14	10,739,132	10,731,000
	2.239	11/14/13	5/14/14	64,212,992	63,620,000
Royal Bank of Scotland	1.24	10/21/13	1/22/14	10,933,423	10,906,000
	1.24	10/25/13	1/24/14	12,552,763	12,523,000
	1.24	10/30/13	1/30/14	9,890,756	9,869,000
	1.49	10/23/13	1/22/14	6,121,937	6,104,000
	1.59	10/17/13	1/17/14	6,636,493	6,614,000
	1.59	10/21/13	1/22/14	20,613,247	20,547,000
	1.59	11/4/13	2/4/14	16,828,739	16,785,000
	1.59	11/7/13	2/7/14	7,444,367	7,426,000
	1.59	11/20/13	2/20/14	33,880,989	33,813,000
Societe Generale	1.27	12/13/13	1/14/14	13,205,311	13,196,000
	1.27	12/19/13	1/14/14	6,619,268	6,616,000
	1.274	12/5/13	1/6/14	18,100,918	18,083,000
UBS	0.40	10/23/13	1/23/14	48,725,694	48,687,666
	0.45	12/20/13	1/23/14	11,043,794	11,042,000
	0.50	10/23/13	1/23/14	11,163,656	11,152,767
	0.50	12/20/13	1/23/14	5,164,932	5,164,000
	1.644	10/4/13	10/6/14	3,368,789	3,355,000
					$1,115,805,327

(t)

The weighted average daily balance of reverse repurchase agreements during the nine months ended December 31, 2013 was $1,153,012,982, at a weighted average interest rate of 1.22%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2013 was $1,337,150,755.

At December 31, 2013, the Fund held $5,471,088, in principal value of Corporate Bonds & Notes, $1,546,010 in U.S. Treasury Obligations and $3,280,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(u)	At December 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal
Alinta Ltd.	$61,864

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$1,479,272,963	$388,927	$1,479,661,890
Corporate Bonds & Notes	—	503,189,880	—	503,189,880
Asset-Backed Securities	—	320,964,723	32,562,086	353,526,809
U.S. Treasury Obligations	—	37,662,599	—	37,662,599
U.S. Government Agency Securities	—	36,450,084	—	36,450,084
Senior Loans:
Hotels/Gaming	—	—	13,996,667	13,996,667
Plumbing & HVAC Equipment	—	—	9,267,314	9,267,314
All Other	—	8,703,934	—	8,703,934
Convertible Preferred Stock	12,604,796	—	—	12,604,796
Preferred Stock	—	3,553,877	—	3,553,877
Short-Term Investments	—	98,759,013	—	98,759,013
	12,604,796	2,488,557,073	56,214,994	2,557,376,863
Other Financial Instruments* - Assets
Credit Contracts	—	907,662	—	907,662
Foreign Exchange Contracts	—	2,123,191	—	2,123,191
Interest Rate Contracts	—	33,117,805	—	33,117,805
	—	36,148,658	—	36,148,658
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(8,130,965)	—	(8,130,965)
Interest Rate Contracts	—	(1,020,200)	—	(1,020,200)
	—	(9,151,165)	—	(9,151,165)
Totals	$12,604,796	$2,515,554,566	$56,214,994	$2,584,374,356

At December 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 12/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$59,476,261	$781	$(33,126)	$96,131	$(1,019,279	)†	$(1,905,432)	$—	$(56,226,409)	$388,927
Asset-Backed Securities	54,059,850	33,927,325	(6,201,416)	1,256,879	3,911,202		(5,039,824)	—	(49,351,930)	32,562,086
Senior Loans:
Auto Components	12,078,543	—	(11,900,042)	9,724	65,894		(254,119)	—	—	—
Hotels/Gaming	16,530,000	—	(2,533,334)	33,547	29,292		(62,838)	—	—	13,996,667
Plumbing & HVAC Equipment	—	9,261,000	—	6,421	—		(107)	—	—	9,267,314
Real Estate	42,108,179	—	(42,296,369)	—	349,229		(161,039)	—	—	—
Totals	$184,252,833	$43,189,106	$(62,964,287)	$1,402,702	$3,336,338		$(7,423,359)	$—	$(105,578,339)	$56,214,994

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013:

	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$388,927	Interest Only Weighted Average Life Model	Security Price Reset	$4.89
Asset-Backed Securities	32,562,086	Benchmarked Pricing	Security Price Reset	$98.92
Senior Loans	13,996,667	Third-Party Pricing Vendor	Single Broker Quote	$110.50
	9,267,314	Amortization of Discount	Discount	0.07%

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

† Paydown shortfall.

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2013 was $1,286,606.

Glossary:

ABS - Asset-Backed Securities

ABX.HE - Asset-Backed Securities Index Home Equity

£ - British Pound

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

OTC - Over-the-Counter

PIK - Payment-in-Kind

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date: February 25, 2014

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

Brian S. Shlissel

President & Chief Executive Officer

Date: February 25, 2014

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date: February 25, 2014